CERTAIN TRANSACTIONS	0 Months Ended
Dec. 31, 2014
Certain Transactions [Abstract]
Certain Transactions

NOTE 2 – CERTAIN TRANSACTIONS:

a. Business transactions:

Labrys Biologics, Inc.:

On July 17, 2014, Teva fully acquired Labrys Biologics, Inc. ("Labrys") for an upfront cash payment of $207 million and up to $625 million in contingent payments upon achievement of certain milestones. Labrys is a development stage biotechnology company focused on treatments for chronic migraine and episodic migraine.

At the time of the acquisition, the potential additional payments were evaluated and recorded at a fair value of $251 million. Additionally, as part of the transaction, $125 million were placed in an escrow fund and booked as a current asset, as funds will be disbursed once a milestone event is reached.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

NuPathe Inc.:

On February 21, 2014, Teva completed the acquisition of NuPathe Inc. ("NuPathe"). NuPathe's leading product is Zecuity®, a prescription migraine patch approved by the FDA for the acute treatment of migraine with or without aura in adults.

Teva purchased all of NuPathe's shares for consideration of $163 million and up to $130 million in contingent payments upon the achievement of sales-based milestones for Zecuity®. At the time of the acquisition, these potential additional payments were evaluated and recorded at a fair value of $106 million, based on the probability of achieving these milestones.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

b. Significant collaborative agreements:

<>The Company has entered into alliances and other arrangements with third parties to acquire rights to products it does not have, to access markets it does not operate in and to otherwise share development costs or business risks. The Company's most significant agreements of this nature are summarized below. <

<       With Takeda:

Teva and Takeda Pharmaceutical Company Limited ("Takeda") have entered into agreements allowing Takeda to commercialize Teva's innovative treatments for Parkinson's disease and multiple scleroses (marketed globally under the product names "Copaxone®" and "Azilect®") in Japan. Under these agreements, Teva may be entitled to certain development, regulatory and sales-based milestones or royalty payments. The financial effects of these agreements were not material to our consolidated financial results.

       With The Procter & Gamble Company (“P&G”):

In November 2011, Teva formed PGT Healthcare, a consumer healthcare joint venture with The Procter & Gamble Company (“P&G”). Headquartered in Geneva, Switzerland, the joint venture focuses on branded OTC medicines in categories such as cough/cold and allergy, digestive wellness, vitamins, minerals and supplements, analgesics and skin medications, and operates in all markets outside North America. Its leading brands are Vicks®, Metamucil®, Pepto-Bismol®, and ratiopharm. PGT Healthcare's strengths include P&G's strong brand-building, consumer-led innovation and go-to-market capabilities; Teva's broad geographic reach, experience in R&D, regulatory and manufacturing expertise and extensive portfolio of products, and each company's scale and operational efficiencies.

Teva owns 49% of the joint venture, and P&G holds a controlling financial interest of 51%. The Company recognizes profits of the joint venture based on Teva's ownership percentage. The joint venture has certain independent operations and contracts for other services from its two partners in an effort to leverage their scale and capabilities and thereby maximize efficiencies. Such services include research and development, manufacturing, sales and distribution, administration and other services, provided under agreements with the joint venture. The partners have certain rights to terminate the joint venture after seven years and earlier under other circumstances.

In July 2014, Teva sold its U.S. OTC plants, which were purchased as part of the agreement, back to P&G.

c. Agreements with related parties:

In December 2012, Teva entered into a collaborative development and exclusive worldwide license agreement with Xenon for its compound XEN402. XEN402 is currently in clinical development for a variety of painful disorders. Under the agreement, Teva paid Xenon an upfront fee of $41 million. In addition, Teva may be required to pay development, regulatory and sales-based milestones of up to $335 million. Xenon is also entitled to royalties on sales and has an option to participate in commercialization in the United States. As required by the agreement, in November 2014, Teva invested an additional $10 million in Xenon in connection with its initial public offering. Dr. Michael Hayden, Teva's President of Global R&D and Chief Scientific Officer, is the founder, a minority shareholder and a member of the board of directors of Xenon. In order to avoid potential conflicts of interest, Teva has established certain procedures to exclude Dr. Hayden from any involvement in Teva's decision-making related to Xenon.

In September 2011, Teva entered into an agreement with CoCrystal Discovery, Inc. (now CoCrystal Pharmaceuticals, Inc.), a company focusing on the discovery and development of novel therapeutics, utilizing an innovative drug discovery technology. Under the agreement, Teva agreed to fund the company's R&D by investing up to two tranches of $7.5 million each per target (the latter one being discretionary). The first tranche was invested by Teva in 2011. We terminated this agreement effective as of November 2014. Dr. Phillip Frost, our Chairman of the Board of Directors until December 2014 and a member of our Board of Directors until February 4, 2015, and Prof. Roger Kornberg, who was a member of Teva's Board of Directors until August 2013, are both direct and indirect shareholders in and members of the board of directors of CoCrystal Pharmaceuticals. Prof. Roger Kornberg is also Chief Scientific Officer of CoCrystal Pharmaceuticals.

CTG Weld Limited, a privately owned contract research organization, has rendered services to Teva in connection with clinical trials since 2002. In 2011, Chaim Hurvitz, a member of our Board of Directors until July 2014, invested in, and became a member of the board of directors of CTG Weld. In 2014, 2013 and 2012, Teva paid CTG Weld approximately €0.6 million, €0.8 million and €1.3 million, respectively, in connection with various clinical studies.

Teva leases 13,500 square feet of office space located in Miami, Florida from an entity controlled by Dr. Frost, our Chairman of the Board of Directors until December 2014 and a member of our Board of Directors until February 4, 2015. The term of the lease extends until April 2015, with Teva options to renew for two additional three-year terms. Annual rent was $305,000 until April 1, 2012, $412,000 until March 31, 2013, $431,442 until March 31, 2014 and is currently $448,700 until March 31, 2015, increasing 4% per year for each renewal term. The office space includes offices Teva provided Dr. Frost in his capacity as Chairman of the Board.